UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 28, 2005

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K contains information that is being posted on IBM’s Investor Relations website (www.ibm.com/investor/). All of the information in Attachment I is hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 28, 2005

By:	/s/ Andrew Bonzani
(Andrew Bonzani)
Assistant Secretary &
Associate General Counsel

2

ATTACHMENT I

IBM INVESTOR RELATIONS

SOFTWARE ACQUISITIONS

FORTIFYING IBM’S MIDDLEWARE PLATFORM

MARCH 24, 2005

IBM’s software strategy is to provide a market-leading middleware platform with ubiquitous appeal to developers, I/T professionals and business managers alike. Innovation of the IBM software labs, leveraging decades of industry expertise, will continue to be the corner-stone of IBM’s success in middleware.

Over the last four years, IBM has accelerated its acquisition of software firms — ranging from multibillion-dollar deals such as Informix and Rational, to smaller, targeted acquisitions of emerging or complementary technologies. Just last week we announced an agreement to buy Ascential Software for $1.1 billion.

“IBM’s superior track record of acquisitions is based, in large part, on trial alliances that become deeper partnerships; IBM doesn’t try to acquire the hot company or technology of the moment.”

Eric Lundquist, Editor in Chief, eWeek

IBM INVESTOR RELATIONS

WHY WE BUY

IBM acquires companies for two primary reasons.

1) To enter markets or gain market leadership.

• IBM made an early move into messaging and network management software with its acquisitions of Lotus Development (1995) and Tivoli (1996).

• In 2001, we purchased the database software unit of Informix to bolster our data management division and help us grow market-share and gain a stronger foothold with key customers of distributed systems.

• In 2003, we purchased Rational to move deeper into the software development tools market, an area that is extremely important to our goal of helping customers develop applications to enable their move to an on demand business environment.

• In January 2005 we acquired SRD, which moved us into an emerging area of business intelligence called identity resolution — used by banks and government clients seeking to identify fraud and security threats.

2) To fill gaps in our existing technology — rounding out key aspects of our portfolio.

These are generally highly complementary technology buys, that we leverage through our extensive sales channels.

• CrossWorlds’ template and application adapter technologies were key to rounding out IBM’s WebSphere Business Integration portfolio.

• IBM’s acquisitions in the identity management space (Access360, a provisioning and directory-enabled applications provider; MetaMerge, a virtual directory vendor) have been fully integrated into the Tivoli identity products in a way that enhances previous offerings.

• We purchased content integration vendor Venetica to strengthen our information integration strategy by offering a better solution than our competitors for managing unstructured content.

• In 2004, we acquired Trigo Software — moving deeper into the product information management space. This is an important technology for emerging areas like radio frequency identification (RFID) and data synchronization, where trading partners exchange product information electronically.

• In March of 2005, we announced the acquisition of Ascential — a leader in enterprise data integration. IDC expects spending in enterprise data integration to increase from $9.3 billion in 2003 to $13.6 billion in 2008. Ascential will help drive key on demand initiatives such as business intelligence, master data management, multi-channel commerce, and RFID.

• According to IDC, a typical enterprise will devote 40% of its IT budget trying to integrate information between different databases and systems. Thus information integration is a key enabler of true on demand business as well as a critical part of IT investment. And it’s why IBM is further extending its information integration business with targeted acquisitions such as Venetica, Trigo and now Ascential.

IBM INVESTOR RELATIONS

BUSINESS PERFORMANCE MANAGEMENT (BPM) SOFTWARE – TO ADDRESS THE BPTS OPPORTUNITY

People, processes, infrastructure and assets work together across each enterprise. Improved understanding of these interactions strengthens an enterprise’s ability to effectively and rapidly respond to demands opportunities and threats.

IBM BPM middleware enables software “triggers” to automatically monitor and interact with external information — enabling better real-time decision making. Alphablox, SRD and Ascential are examples of acquisitions that support IBM’s growth in BPM software.

IBM INVESTOR RELATIONS

INSIGHT IN, INSIGHT OUT

Our relationships with top-tier venture capitalists are a strategic advantage for IBM:

• Providing insight into emerging opportunities and new markets.

• access to early-stage companies, and

• support in building partnerships with the acquired companies

In 2004, we partnered with more than 700 VC-backed ISVs on the IBM platform. Trigo Technologies was one of the companies that attracted our attention through our VC program as we look to expand our portfolio of offerings in the information management space. As of year end 2004, there were 40,000 ISV applications based on our information management portfolio.

Through our acquisition of Alphablox, IBM’s business intelligence platform serves as the foundation for helping business partners and ISVs deliver sophisticated business intelligence applications such as specialized reporting, ERP and industry-specific solutions such as financial and healthcare.

IBM INVESTOR RELATIONS

BUILDING ON STRONG RELATIONSHIPS

In addition to focusing on high-value business, IBM makes a concerted effort to acquire companies with whom we have a strong history or partnership, to ensure a faster, successful integration.

• IBM and Ascential had a four-year partnership selling management software and share 550 customers.

• Our acquisition of Rational was a logical extension of a 20-year relationship between our companies. This close working relationship helped ensure that products under development before the acquisition were released on time in the months after the deal was signed.

• Systemcorp had been a long-time IBM partner when we rolled its management software tools for application development projects into the Rational brand.

• Much of Candle Corp.’s 26-year history has been devoted to supporting IBM software and hardware initiatives on several levels. As a trusted development associate, Candle had participated in ongoing research projects at IBM labs and worked with IBM to enhance education and technical support for mutual customers. The acquisition is already paying off: Tivoli’s 25% revenue growth in the fourth quarter of 2004 was due in part to strong results from Candle technology.

IBM INVESTOR RELATIONS

RAPID INTEGRATION AND GROWTH

Signs of a successful software acquisition are rapid product integration and acceleration of the acquired business’ growth rate.

• Rational has received high marks on both counts — the unit exceeded expectations in its first year of being acquired, and just months after the closing IBM successfully rolled out two new Rational-based products — as well as completed the integration of Rational’s sales and development operations.

• Within six months of purchasing Think Dynamics, the company’s resource automation software was integrated into the Tivoli brand – enabling IBM to deliver orchestration expertise to customers.

• IBM announced the DB2 Document Manager product based on Green Pasture technology within a month of acquiring the firm.

IBM INVESTOR RELATIONS

ACQUISTIONS DONE RIGHT

“Acquisitions have played an important role in building the business in terms of acquiring both technology skills and customers. It’s part of our strategy to keep scanning the marketplace for good opportunities.”

Steve Mills, senior VP and group executive, IBM Software Group

Success is the result of a structured and disciplined approach to integration. Clear strategic objectives, detailed implementation plans and a focus on creating and capturing value in the acquired company are key.

• Product integration: New products and technologies are quickly integrated into IBM’s sales and distribution network – accelerating sales.

• Transition management: Merger transition teams are headed often by high-ranking IBM executives.

• Employees: An intuitive “buddy system” links IBMers with employees from the acquired company.